JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Separate Account A

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Separate Account B

Supplement Dated July 11, 2022

Changes to Available Portfolios When Extended No-Lapse Guarantee Rider Is Elected

This Supplement is intended for distribution with prospectuses dated April 25, 2022 or later for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Protection Variable Universal Life 09	Protection SVUL/Accumulation SVUL

Protection Variable Universal Life 2012	Majestic Performance Variable Universal Life

Protection Variable Universal Life

The first paragraph of the Appendix to the prospectus (“Portfolios Available Under the Policies”) is amended and restated as follows:

The following is a list of portfolios available under the policies. Depending on the optional benefits you choose, you may not be able to invest in certain portfolios. If you elected the Extended No-Lapse Guarantee Rider, then as of the date of this prospectus you may only invest in the following portfolios: American Asset Allocation Trust, Capital Appreciation Value Trust, Core Bond Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio, Managed Volatility Moderate Portfolio, Money Market Trust, Select Bond Trust, TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS® Growth ETF, and TOPS® Moderate Growth ETF.

You should read this Supplement together with the prospectus for your policy and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 07/2022

333-157212	333-179570	333-124150	333-131299	333-141692
333-157213	333-179571	333-127543	333-132905	333-141693